Other Income, Net	6 Months Ended
Jun. 30, 2024
Other Income, Net [Abstract]
OTHER INCOME, NET

NOTE 18 – OTHER INCOME, NET

The following table shows the detail of net other income (expenses) for the six-month periods ended June 30, 2024 and 2023:

	2024	2023
Government grant	$36,036	$109,472
Exchange gains (losses)	77,346	(14,153)
Bank charges	(3,975)	(6,648)
Miscellaneous income	43,774	4,627
Miscellaneous expenses	(7,230)	(88,627)
Total other income (expenses), net	$145,952	$4,671